Two Harbors Investment Corp. Webinar Series December 2012 Agency Prepayments Part Two: Concepts in Agency Valuation

Welcoming Remarks July Hugen Director of Investor Relations William Roth Co-Chief Investment Officer 2

Safe Harbor Statement Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the inability to acquire residential real properties at attractive prices or lease such properties on a profitable basis, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 3

Two Harbors’ Company Overview  Our mission is to be recognized as an industry-leading mortgage REIT. We’ll accomplish this goal by achieving excellence in four areas: ― Superior portfolio construction and fluid capital allocation using rigorous security selection and credit analysis. ― Unparalleled risk management with a strong focus on hedging and book value stability. ― Targeted diversification of our business model. ― Leading governance and disclosure practices.  We strive to deliver value to our stockholders: ―Delivered a total stockholder return of 88%1 since commencing operations in late 2009. 4 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through December 4, 2012. Total stockholder return is defined as capital gains on stock price including dividends. Source: Bloomberg Finance LP.

Buyer agrees to purchase a generic pool on a future date. Pool information and precise characteristics are communicated to buyer. Definition of TBAs and Specified Pools 5 To-Be-Announced Pools (TBAs) Specified Pools TBA Trade Process Pool is delivered and paid for. Settlement Date 48-hours Before Settlement Date Trade Date  Pools of mortgage loans deliverable into futures contracts at a predetermined date in the future.  Pool information and precise loan characteristics disclosed a few days before delivery.  Pools of loans with predefined characteristics, or “spec” pools.  Loan characteristics known at time of purchase. May provide protection against extension and reinvestment risk.  Usually trades at a premium, or “payup,” to TBA prices.

Examples of Prepayment Protection

Examples of Prepayment Protection	
Low Balance	Fixed costs associated with refinancing low balance loans are large in percentage terms. Borrowers have less incentive to refinance, or need a larger reduction in rate to realize the same incentive, than borrowers with larger loan balances.
Seasoned	Borrowers who have already experienced many opportunities to refinance in the past (and chosen to not refinance) generally are less sensitive to new opportunities. In addition, because these loans are older, they have shorter maturities and provide extension protection.
Low FICO[1]	Borrowers with low FICO scores are charged additional fees by the GSEs, so their effective mortgage rate is higher than for other borrowers. Mortgage rates must drop substantially in order for lower FICO borrowers to be able to take advantage of refinance opportunities.
MHA[2]	Borrowers who have refinanced through the Home Affordable Refinance Program (HARP). Subsequent refinancing will require loan-to-value ratio (LTV) of less than 80%.
Geography	Some states have barriers to refinancing. New York, for example, has a large mortgage recording tax.

Loan Balance Scenario: 50 Basis Points Decrease	$50,000 Mortgage Loan	$500,000 Mortgage Loan
Monthly Mortgage Payment @ 5.0%	$268	$2,684
Monthly Mortgage Payment @ 4.5%	$253	$2,533
Monthly Savings	$15	$151
Refinancing Costs[3]	$2,252	$6,669
Breakeven	**12.5 years**	**3.7 years**

Source: Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all respective payups.
(1) "FICO" stands for Fair Isaac Corporation.
(2) "MHA" stands for Making Homeownership Affordable Program.
(3) Estimated origination and title costs. Source: Bankrate.com.

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Originators Optimize Profits With Specified Pools 7 Loans with FICO < 700 Loans with LTV > 80% and < 90% Loans originated in certain states (e.g. New York) Everything else - TBAs Examples of Specified Pools Originator creates pools containing loans with different balances, rates and characteristics Loans with Balances < $85,000 (LLB) Loans with Balances > $85K and < $125K (MLB) Loans with Balances > $125K and < $175K (HLB) Loans with LTV > 90% and < 100% Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all respective payups.

Originators Optimize Profits With Specified Pools 8 Loans with FICO < 700 Loans with LTV > 80% and < 90% Loans originated in certain states (e.g. New York) Everything else - TBAs Examples of Specified Pools Originator creates pools containing loans with different balances, rates and characteristics Loans with Balances < $85,000 (LLB) Loans with Balances > $85K and < $125K (MLB) Loans with Balances > $125K and < $175K (HLB) Loans with LTV > 90% and < 100% Refinancing Efficiency Payups Expected Prepayment Variability High Low Low Low High High Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all respective payups.

9 Supply, Net of Fed Purchases ($B) Aug 2012 (Actual) Sept 2012 (Actual) Oct 2012 (Actual) Nov 2012 (Actual) Dec 2012 (Actual) Jan 2013 (Estimates) Feb 2013 (Estimates) Gross Issuance $148 $148 $131 $132 $137 $135 $133 Fed Purchases $29 $57 $70 $67 $68 $66 $65 Remaining Production $119 $91 $61 $65 $69 $69 $68 Specified Pools Supply $21 $18 $9 $11 $15 na na Source: J.P. Morgan. Data presents gross issuance and Fed purchase projections for all fixed rate Agency RMB product, in addition to supply of specified pools as of December 2012. Supply of Specified Pools

Collateral Summary By Pool 10 Collateral Summary FN 30Yr Generic 2011 4.0 FN 30Yr MHA 80 2012 4.01 FN 30Yr LLB 2012 4.0 Average Loan Size ($) $ 297,352 $ 231,950 $ 57,318 Weighted Average Loan Age (months) 12 6 3 FICO2 766 706 752 Geography: Top Three CA 28.9% NY 6.6% TX 4.5% CA 18.0% NY 15.2% TX 8.8% CA 4.4% NY 3.6% TX 7.9% Loan-to-Value 71% 86% 60% Source: Barclays. Data presented as of November 2012. (1) MHA 80 represents borrowers who have refinanced through HARP and whose LTV is great than 80%, but less than 90%. (2) “FICO” represents a mortgage industry accepted credit score of a borrower, which was developed by Fair Isaac Corporation.

10% 42% 0% 68% -5% 5% 15% 25% 35% 45% 55% 65% 75% -150 -100 -50 0 50 100 150 T ri a li ng 6 M o nt h CPR ( % ) Refinance Incentive (bps) 2003 CPRs for 2001 LLB Pools 2003 CPRs for 2001 Originated Pools Specified Pools Provided Prepay Protection in 2003 11 2003 Trailing 6 Month Prepayment Speeds1 Strong correlation between prepayment speeds and refinancing incentive. Source: Barclays. Data presented as of November 2012. 1) Presents the 2003 prepay experience for all pools and low loan balance pools originated in 2001 based on the borrower refinancing incentive.

Specified Pools Provide Prepay Protection Today 12 2003 vs. 2012 Trailing 6 Month Prepayment Speeds1 Prepayment protection provides better call protection in different financing environments. Source: Barclays. Data presented as of November 2012. 1) Presents the 2003 prepay experience for all pools and low loan balance pools originated in 2001 based on the borrower refinancing incentive, in addition to the 2012 prepay experience for all pools and low loan balance pools originated in 2010. 5% 30% 0% 63% 10% 42% 10% 13% -5% 5% 15% 25% 35% 45% 55% 65% -150 -100 -50 0 50 100 150 T rai li ng 6 M o nt h CP R Refinance Incentive (bps) 2012 CPRs for 2010 Originated Pools 2003 CPRs for 2001 Originated Pools 2003 CPRs for 2001 LLB Pools 2012 CPRs for 2010 LLB Pools

Lifetime Projected Prepayment Speeds Specified Pools Provide More Stable Speeds 13 Low prepayment volatility for Low Loan Balance and MHA 80 pools. 40% 12% 14% 9% 19% 10% 5% 10% 15% 20% 25% 30% 35% 40% -150 -100 -50 0 +50 +100 +150 L ifet ime P roj e cte d CPR (% ) Change in Rates (bps) FN 30Yr Generic 2011 4.0 FN 30Yr LLB 2012 4.0 FN 30Yr MHA 80 2012 4.0 Source: Barclays. Data presented as of November 2012.

14 Rally in Specified Pool Payups 2012 Payup Performance Payups for prepayment protected pools have increased during the year. 1.1% 4.3% 3.2% 2.2% 2.0% 1.7% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 0.4% 0.9% 1.4% 1.9% 2.4% 2.9% 3.4% 3.9% 4.4% Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 10Yr T re a su rie s a n d 30 Y r Pa rity C o u p on (% ) Pa y u p s (% ) FNMA 30yr 4.0 LLB FNMA 30Yr Parity Coupon 10Yr Treasuries Source: J.P. Morgan.

15 Basic Concepts in Mortgage Analytics ▪ Yield-to-Maturity ▪ Nominal Yield Spread ▪ Zero-Volatility Spread ▪ Option-Adjusted Spread (OAS) ▪ Other Relative Value Measures (e.g. Breakeven Analysis and Scenario Analysis)

16 Yield-to-Maturity  Internal rate of return where price equals net present value of security’s expected future cash flows. ▪ Future cash flows require prepayment rate assumption. ▪ Doesn’t account for reinvestment risk, average life or prepayment variability.

17 Nominal Yield Spread  Difference between yield of mortgage-backed security and specified benchmark.  Usually compared to Treasuries or swaps of similar average life to MBS.  Accounts for asset’s average life and maturity. Doesn’t account for reinvestment risk or cash flow variability. Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. FN 2.5 FN 3.0 FN 3.5 FN 4.0 FN 4.5 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 0 2 4 6 8 10 Y ie ld ( % ) Swap Tenures (years) Swap Curve Spread Swap Curve FN 30Yr TBA 2.5 FN 30Yr TBA 3.0 FN 30Yr TBA 3.5 FN 30Yr TBA 4.0 FN 30Yr TBA 4.5 Spread Spread

0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 2 4 6 8 10 Y ie ld ( % ) Swap Tenures (years) Forward Curve Adjusted for Constant ZV-Spread  Discounts each cash flow according to its own discount rate.  Discount rate calculated as adding a constant spread to each forward rate.  Accounts for asset’s average life, maturity and reinvestment risk.  Incorporates only one interest rate path. Doesn’t account for prepayment variability. Zero-Volatility Spread 18      i i i i sz CF P 1 Par Swap Curve 3 Month Forward Curve Forward Curve Adjusted for Constant ZV-Spread ZV-Spread Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used.

Option-Adjusted Spread 19        i i j j i OASf CF P 1 1  Compensation investor receives for assuming prepayment risk.  Calculated as difference between z-spread and cost of options held by borrower.  Model dependent. Based on multiple interest rate paths generated by interest rate model.  Accounts for interest rate and prepayment variability.

Potential Adjustments to Valuation Models 20 Valuation Model Inputs  Housing turnover  Lock-in effect  Steepness of refinancing curve  Burnout effect  Length of seasoning period  Home price appreciation (HPA) and cashout refinancing opportunity  State-specific HPA  Servicer behavior  HARP eligibility date  Primary/secondary mortgage spread  Media effect

21 Valuation Example: Yield Analysis Valuation Metrics Price Projected Lifetime CPR Expected Yield FN 30Yr Generic 2011 4.0 $107.02 25.5% 1.6% FN 30Yr MHA 80 2012 4.0 $109.08 13.5% 2.2% FN 30Yr LLB 2012 4.0 $111.56 10.2% 2.2% Source: Barclays. Data presented as of November 2012.

22 Valuation Example: Swap Spread Analysis Valuation Metrics Price Projected Lifetime CPR Expected Yield Average Life Nominal Spread to Swaps FN 30Yr Generic 2011 4.0 $107.02 25.5% 1.6% 3.2 years 113 bps FN 30Yr MHA 80 2012 4.0 $109.08 13.5% 2.2% 5.9 years 128 bps FN 30Yr LLB 2012 4.0 $111.56 10.2% 2.2% 7.4 years 95 bps Source: Barclays. Data presented as of November 2012.

23 Valuation Example: ZV-Spread Analysis Valuation Metrics Price Projected Lifetime CPR Expected Yield Average Life Nominal Spread to Swaps ZV-Spread FN 30Yr Generic 2011 4.0 $107.02 25.5% 1.6% 3.2 years 113 bps 66 bps FN 30Yr MHA 80 2012 4.0 $109.08 13.5% 2.2% 5.9 years 128 bps 83 bps FN 30Yr LLB 2012 4.0 $111.56 10.2% 2.2% 7.4 years 95 bps 61 bps Source: Barclays. Data presented as of November 2012.

24 Valuation Example: OAS Analysis Valuation Metrics Price Projected Lifetime CPR Expected Yield Average Life Nominal Spread to Swaps ZV-Spread Option Cost Libor OAS FN 30Yr Generic 2011 4.0 $107.02 25.5% 1.6% 3.2 years 113 bps 66 bps 51 bps 15 bps FN 30Yr MHA 80 2012 4.0 $109.08 13.5% 2.2% 5.9 years 128 bps 83 bps 34 bps 49 bps FN 30Yr LLB 2012 4.0 $111.56 10.2% 2.2% 7.4 years 95 bps 61 bps 26 bps 35 bps Source: Barclays. Data presented as of November 2012.

25 “Percentage of Breakeven” Analysis Price Payup as % of Theoretical Price Payup Expected Yield Libor OAS Expected Yield Difference Libor OAS Difference TBA $107.02 1.6% 15 bps LLB $107.02 -% $ - 2.9% 100 bps 1.2% 85 bps $108.53 25% $1.51 2.6% 77 bps 1.0% 62 bps $110.05 50% $3.03 2.4% 56 bps 0.8% 41 bps $111.56 75% $4.54 2.2% 35 bps 0.5% 20 bps $113.06 100% $6.04 2.0% 15 bps 0.3% 0 bps $114.26 120% $7.24 1.8% -1 bps 0.2% -16 bps $116.10 150% $9.08 1.6% -25 bps -0.1% -40 bps MHA $107.02 -% $ - 2.6% 84 bps 1.0% 69 bps $108.04 25% $1.02 2.4% 66 bps 0.8% 51 bps $109.06 49% $2.04 2.2% 49 bps 0.6% 34 bps $110.10 75% $3.08 2.1% 32 bps 0.4% 17 bps $111.20 100% $4.18 1.9% 15 bps 0.2% 0 bps $112.05 120% $5.03 1.7% 1 bps 0.1% -14 bps $113.30 150% $6.28 1.5% -18 bps -0.1% -33 bps Source: Barclays. Data presented as of November 2012.

Valuation Example: Scenario Analysis 26 Yield Analysis Price Analysis  Yields dependent on purchase prices and prepayment rates.  Prepayment protected pools generate smaller range of realized yields for a given price than generics.  MHA 80 price paths are less negatively convex.  Profile allows for more effective hedging to protect book value. $107 $100 $113 $99 $99 $102 $105 $108 $111 $114 -150 -100 -50 0 +50 +100 +150 Change in Rate (bps) Generic vs. MHA 80 Price Paths FN 30Yr Generic 2011 4.0 FN 30Yr MHA 80 2012 4.0 0.3% 2.7% 1.7% 2.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% -150 -100 -50 0 +50 +100 +150 Change in Rates (bps) Generic vs. MHA 80 Yields FN 30Yr Generic 2011 4.0 FN 30Yr MHA 80 2012 4.0 Source: Barclays. Data presented as of November 2012.

Two Harbors’ Agency Portfolio 27 Prepayment Protected Securities 92% 94% 96% 97% 97% 97% 98% 0% 20% 40% 60% 80% 100% Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Q3-2012 Prepayment Protected Securities (%) Agency RMBS Portfolio Agency Portfolio: $12.8B1 As of September 30, 2012 Other Low Loan Balance Pools4 10% Low FICO6 7% Post 2006 - Discount 1% Prepayment Protected 4% Seasoned7 5% HECM5 15% High LTV (Predominately MHA)2 31% $85K Max Pools3 25% Post 2006 - Premium & IOs 2% Agency Strategy  Attractive returns with moderate leverage in 6.0x - 7.0x range.  Intense focus on prepayment stability intended to provide sustainable yields.  Stable cash flows make interest rate hedging more effective.  Implicit or explicit prepayment protection of 98%. (1) Includes Agency derivatives (“IIOs”) of $329 million as of September 30, 2012. (2) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. High LTV pools are predominately Making Homeownership Affordable pools. Making Homeownership Affordable (or “MHA”) pools consist of borrowers who have refinanced through the Home Affordable Refinance Program (HARP). (3) Securities collateralized by loans of less than or equal to $85K. (4) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (5) Home Equity Conversion Mortgage loans (or “HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (6) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation’s, or FICO, scoring model. (7) Securities collateralized by loans reflecting less prepayment risk due to previously experienced high levels of refinancing.

Two Harbors' CPR vs. Cohorts

Two Harbors' CPR vs. Cohorts[1]



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Q3-2012
17.6%
16.6%
11.9%
6.6%
13.7%
13.1%
9.0%
5.3%
18.4%
18.1%
11.7%
5.5%
25.3%
24.2%
16.3%
5.9%
25.1%
23.4%
17.7%
5.6%
25.4%
23.5%
17.2%
6.0%
28.5%
27.6%
21.4%
6.0%
Fannie Mae (%)
Freddie Mac (%)
Ginne Mae (%)
TWO (%)

(1) Source: eMBS.

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29 Summary We believe that prepayment protected pools offer the RMBS investor value at the right price. ▪ Specified pools provide prepayment protection during refinancing cycles in addition to lower scenario volatility. ▪ It’s important not to rely on just one valuation approach; security analysis is based on a combination of factors, including the option-adjusted spread which accounts for interest rate and cash flow variability. ▪ Price paths for prepayment protected pools tend to be less negatively convex compared to those of generics, which in our view allows for more effective hedging to protect book value. ▪ Our low and stable prepayment speeds have historically outperformed the cohorts, which has benefitted our stockholders.

Contact Information 30 For further information, please contact: Anh Huynh Investor Relations Two Harbors Investment Corp. 212.364.3221 Anh.Huynh@twoharborsinvestment.com July Hugen Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com